GLOBAL X FUNDS

Global X Founder-Run Companies ETF

Supplement dated September 6, 2017
to the Statement of Additional Information dated January 17, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, the Statement of Additional Information is revised as follows:

1)	On page 32, the last two sentences of the first paragraph under “Issuance of a Creation Unit” are deleted and replaced with the following:
“Creation Units typically are issued on a “T+2 basis” (that is, two Business Days after trade date). However, as discussed in Appendix A, a Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.”;

2)	On page 34, the last three sentences of the second paragraph are deleted and replaced with the following:
“Deliveries of Fund securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods as described in Appendix A.”;

3)	On page 34, the first two sentences of the sixth paragraph are deleted and replaced with the following:
“Deliveries of redemptions proceeds by a Fund generally will be made within two Business Days (that is “T+2”). However, as discussed in Appendix A, the Fund reserves the right to settle redemption transactions and deliver proceeds on a basis other than T+2 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is, the last day the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.”; and

4)	On page 47 of Appendix A, the first three sentences of the first paragraph are deleted and replaced with the following:
“The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two business days. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.”.

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